Exhibit 1(L)

             MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                   FORM OF ARTICLES OF AMENDMENT


          Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principle office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:


FIRST:    The Corporation is registered as an open-ended company under  the
Investment Company Act of 1940.

SECOND:   The  Corporation  desires  to  amend  its Charter as currently in effect.

THIRD:    The following provisions are all of the provisions of the Charter as amended:

          (a) Article II of the Charter be and hereby is amended as follows: The Board of Directors of the Corporation, acting in accordance with Section 2-605(a)(4) of the General Corporation Law of the State of Maryland, hereby redesignates all issued and unissued Class A and Class B shares of Common Stock of Merrill Lynch Equity Growth Fund as Class A and Class B shares of Common Stock of Merrill Lynch Special Value Focus Fund.

          (b) All of the shares of Merrill Lynch Special Value Focus Fund, as classified and designated, continue to have preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in
Article V of the Articles of Incorporation of the Corporation.

FOURTH:   (a)  Before giving effect  to this Amendment, the Corporation has the authority to issue 6,800,000,000 shares of stock as follows:

                                                                   Number of
                                                                   Authorized
                      FUNDS                                          SHARES
                      _____                                        __________
Merrill Lynch American Balanced Fund Common Stock -- Class A       100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class A       100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock - 100,000,000
- Class A


Merrill Lynch Domestic Money Market Fund Common Stock -- Class A   1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock -- Class A           100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class A       200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock            - 200,000,000
- Class A
Merrill Lynch Global Utility Focus Fund Common Stock -- Class A    100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class A         100,000,000
Merrill Lynch High Current Income Fund Common Stock             -- 100,000,000
Class A
Merrill Lynch Index 500 Fund Common Stock -- Class A               100,000,000
Merrill Lynch International Equity Focus Fund Common Stock      -- 100,000,000
Class A
Merrill Lynch Natural Resources Focus Fund Common Stock          - 100,000,000
- Class A
Merrill Lynch Prime Bond Fund Common Stock -- Class A              100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class A          100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class A          500,000,000
Merrill Lynch American Balanced Fund Common Stock -- Class B       100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class B       100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock - 100,000,000
- Class B
Merrill Lynch Domestic Money Market Fund Common Stock -- Class B   1,300,000,000
Merrill Lynch Equity Growth Fund Common Stock -- Class B           100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class B       200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock            - 200,000,000
- Class B
Merrill Lynch Global Utility Focus Fund Common Stock -- Class B    100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class B         100,000,000
Merrill Lynch High Current Income Fund Common Stock             -- 100,000,000
Class B
Merrill Lynch Index 500 Fund Common Stock -- Class B               100,000,000


Merrill Lynch International Equity Focus Fund Common Stock      -- 100,000,000
Class B
Merrill Lynch Natural Resources Focus Fund Common Stock          - 100,000,000
- Class B
Merrill Lynch Prime Bond Fund Common Stock -- Class B              100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class B          100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class B          500,000,000

          (b) All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Three Hundred Forty Million Dollars ($680,000,000).

          (c) After the redesignation of the Corporation's issued and unissued Class A and Class B shares of Common Stock contemplated in Article THIRD(a) hereof, the Corporation will have authority to issue 6,800,000,000 shares of the Corporation as follows:


                                                                   Number of
                                                                   Authorized
                      FUNDS                                          SHARES
                      _____                                        __________
Merrill Lynch American Balanced Fund Common Stock -- Class A       100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class A       100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock - 100,000,000
- Class A
Merrill Lynch Domestic Money Market Fund Common Stock -- Class A   1,300,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class A       200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock            - 200,000,000
- Class A
Merrill Lynch Global Utility Focus Fund Common Stock -- Class A    100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class A         100,000,000
Merrill Lynch High Current Income Fund Common Stock             -- 100,000,000
Class A
Merrill Lynch Index 500 Fund Common Stock -- Class A               100,000,000
Merrill Lynch International Equity Focus Fund Common Stock      -- 100,000,000
Class A
Merrill Lynch Natural Resources Focus Fund Common Stock          - 100,000,000
- Class A
Merrill Lynch Prime Bond Fund Common Stock -- Class A              100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class A          100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class A          500,000,000
Merrill Lynch Special Value Focus Fund Common Stock -- Class A     100,000,000
Merrill Lynch American Balanced Fund Common Stock -- Class B       100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class B       100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock - 100,000,000
- Class B
Merrill Lynch Domestic Money Market Fund Common Stock -- Class B   1,300,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class B       200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock            - 200,000,000
- Class B
Merrill Lynch Global Utility Focus Fund Common Stock -- Class B    100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class B         100,000,000
Merrill Lynch High Current Income Fund Common Stock             -- 100,000,000
Class B
Merrill Lynch Index 500 Fund Common Stock -- Class B               100,000,000
Merrill Lynch International Equity Focus Fund Common Stock      -- 100,000,000
Class B
Merrill Lynch Natural Resources Focus Fund Common Stock          - 100,000,000
- Class B
Merrill Lynch Prime Bond Fund Common Stock -- Class B              100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class B          100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class B          500,000,000
Merrill Lynch Special Value Focus Fund Common Stock -- Class B     100,000,000

FIFTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the redesignation contemplated in Article THIRD(a) hereof, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be Six Hundred Eighty Million Dollars ($680,000,000).

SIXTH:    The  foregoing  amendment  to  the charter of the Corporation set forth in Article THIRD (a) hereof are limited to changes expressly permitted by Section 2-605(a)(4) of the Maryland General Corporation Law.

          IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these present to be signed in its name and on its behalf by its
President and witnesses by its Secretary on              , 1997.


WITNESS                       MERRILL LYNCH VARIABLE SERIES FUNDS, INC.



____________________          ____________________
Name: Jennifer Sawin          Name:  Arthur Zeikel
Title: SECRETARY              Title: PRESIDENT



          THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.




                                             _____________
                                             PRESIDENT

                                      C-15

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